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                                                                 Exhibit 10.(p)



          AMENDMENT NO. 1 TO THE SECURITY AGREEMENT AND COLLATERAL ASSIGNMENT, dated as of June 3, 1996 (the "Amendment"), among MAGNAVISION CORPORATION, a New Jersey corporation ("Magnavision"), MAGNAVISION WIRELESS CABLE, INC., a Delaware corporation (the "New Subsidiary"), MAGNAVISION PRIVATE CABLE, INC., a Delaware corporation ("MPC"), UNIVERSITY CONNECTION, INC., a New Jersey corporation ("University"), and IBJS CAPITAL CORPORATION, a Delaware corporation, as Collateral Agent (the "Collateral Agent") for the Investors.
          Reference is made to the Security Agreement and Collateral Assignment, dated August 25, 1995 (the "Security Agreement"), among Magnavision, University and the Collateral Agent, pursuant to which Magnavision and University granted a first priority security interest in, to and under the Collateral to the Collateral Agent. Pursuant to Sections 7.26 and 8.7 of the Securities Purchase Agreement, dated August 25, 1995, as amended by Amendment No. 1 to the Securities Purchase Agreement, dated the date hereof (the "Securities Purchase Agreement"), among Magnavision Corporation, a Delaware corporation, Magnavision, the New Subsidiary and the Collateral Agent, IBJ Schroder Bank & Trust Company and KOCO Capital Company, L.P. (together with their successors and assigns, the "Investors"), Magnavision agreed to
          (i) pledge to the Collateral Agent the MPC stock it owns and to transfer, together with University, all of their right, title and interest in, to and under the Cable Contracts to MPC and (ii) to pledge to the Collateral Agent the New Subsidiary stock it owns and to transfer all of its right, title and interest in, to and under the License to the New Subsidiary. In order to preserve the first priority security interest of the Investors in, to and under the Cable Contracts and the License in connection with such transfer, Magnavision, University, MPC, the New Subsidiary and the Collateral Agent agree to enter into this Amendment. Capitalized terms used and not defined herein shall have the meanings given to such terms in the Security Agreement.

          ACCORDINGLY, the parties hereby agree as follows:

          1. Amendment to Section 1.  Section 1 of the Security
          Agreement is hereby amended by deleting the definition of "Assignors" in its entirety and substituting in lieu thereof the following:

          "Assignors" shall mean (i) prior to June 3, 1996, Magnavision and University and (ii) commencing on June 3, 1996, each of Magnavision, University, MPC and the New Subsidiary."

          2. Amendment to Section 2.  Section 2 of the Security
          Agreement is hereby amended by adding the following provisions:

          "In order to secure to the Collateral Agent, for the ratable benefit of the Investors, the full and punctual payment (whether at stated maturity, by acceleration or otherwise) and performance by the Obligors of all of the Obligations, MPC hereby pledges, assigns, conveys, hypothecates and transfers for security to the Collateral Agent, for the ratable benefit of the Investors, as hereinafter provided, and grants to the Collateral Agent, for the ratable benefit of the Investors as hereinafter provided, a Security Interest in all of MPC's right, title and interest in,

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          to and under that portion of the Collateral consisting of the Cable
          Contracts and the Equipment and Inventory related thereto. In order to secure to the Collateral Agent, for the ratable benefit of the Investors, the full and punctual payment (whether at stated maturity, by acceleration or otherwise) and performance by the Obligors of all of the Obligations, the New Subsidiary hereby pledges, assigns, conveys, hypothecates and transfers for security to the Collateral Agent, for the ratable benefit of the Investors, as hereinafter provided, and grants to the Collateral Agent, for the ratable benefit of the Investors as hereinafter provided, a Security Interest in all of the New Subsidiary's right, title and interest in, to and under that portion of the Collateral consisting of the License and the Equipment related thereto."

          3. Amendment to Parties. The parties hereto hereby agree that MPC and the New Subsidiary shall become parties to the Security Agreement upon this Amendment becoming effective in accordance with the terms hereof as of the Amendment Effective Date (as defined in Section 14 of Amendment No. 1 to the Securities Purchase Agreement dated the date hereof).

          4. Conditions to Effectiveness. This Amendment shall become effective on the Amendment Effective Date.

          5. Representation and Warranty of MPC and the New Subsidiary. As of the date hereof, MPC represents and warrants that it owns all right, title and interest in, to and under that portion of the Collateral consisting of the Cable Contracts and the Equipment and Inventory related thereto and the New Subsidiary represents and warrants that it owns all right, title and interest in, to and under that portion of the Collateral consisting of the License and the Equipment related thereto.

          6. No Other Amendments. Except as expressly amended, modified and supplemented hereby, the provisions of the Security Agreement are and shall remain in full force and effect.

          7. Governing Law. This Amendment shall be construed in accordance with and governed by the laws of the State of New York without regard to the laws and principles thereof or of another jurisdiction that would direct the application of the laws of another jurisdiction.

          8. Counterparts. This Amendment may be executed in any number of identical counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one contract.

                                    *  *  *  *  *

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          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their authorized officers, all as of the date first written above.
          MAGNAVISION CORPORATION


          By:_____________________________
             Nicholas Mastrorilli, Sr.,
             President


          MAGNAVISION WIRELESS CABLE, INC.


          By:_____________________________
             Nicholas Mastrorilli, Sr.,
             President


          MAGNAVISION PRIVATE CABLE, INC.


          By:_____________________________
             Nicholas Mastrorilli, Sr.,
             President


          UNIVERSITY CONNECTION, INC.


          By:_____________________________
             Nicholas Mastrorilli, Sr.,
             President


          IBJS CAPITAL CORPORATION,
            as Collateral Agent for
            the Investors


          By:_____________________________
             Paul Echausse, Vice President
               and Chief Operating Officer